UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 22, 2017 (August 9, 2017)

Katy Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-05558 (Commission File Number)	75-1277589 (IRS Employer Identification No.)

11840 Westline Industrial Drive, Suite 200

St Louis, Missouri 63146

(Address of principal executive offices)

(314) 656-4321

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 20, 2017, Robert Guerra resigned as a director and Chief Executive Officer, and Brian Nichols resigned as Vice President and Assistant Secretary, of Katy Industries, Inc. (the “Company”).  Mr. Guerra did not serve on any committees of the board of directors.  These resignations were not the result of any disagreement with the Company on any matter related to the Company’s operations, policies or practices.

Item 8.01. Other Events.

As previously disclosed, on May 14, 2017 the Company and certain of its wholly-owned direct and indirect domestic subsidiaries (collectively with the Company, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). These cases (the “Chapter 11 Cases”) are being jointly administered under the caption “In re Katy Industries, Inc., et al. “, Case No. 17-11101. The Debtors continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

On August 9, 2017, the Debtors filed their monthly operating report for the period of May 27, 2017 — June 30, 2017 (the “Monthly Operating Report”) with the Bankruptcy Court. The Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statement Regarding the Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers limited time periods, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with U.S. generally accepted accounting principles, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which are shorter and otherwise different from those required in the Company’s periodic reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such information might not be indicative of the Company’s financial condition or operating results for a period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Information set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Monthly Operating Report filed with the United States Bankruptcy Court for the District of Delaware.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Forward-looking statements involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially. Any forward-looking statements herein are made as of the date of this filing, and the Company undertakes no duty to update or revise any such statements except as required by the federal securities laws. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Important factors that could cause actual results, developments and business decisions to differ materially from forward-looking statements are described in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”) from time to time and which are accessible on the SEC’s website at www.sec.gov, including in the section entitled “Risk Factors” in the Company’s Form 10-K for the fiscal year ended December 31, 2015 and its Form 10-Q for the quarterly period ended July 1, 2016. Among the factors that could cause future results to differ materially from those provided in this Current Report on Form 8-K are: (i) the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, (ii) the ability of the Company and its subsidiaries to consummate the transactions contemplated by that certain Asset Purchase Agreement dated May 14, 2017 (the “Asset Purchase Agreement”), by and among the Company, certain of its wholly-owned direct and indirect subsidiaries, and Jansan Acquisition, LLC, as purchaser, (iii) the effects of the Company’s bankruptcy filing on the Company and on the interests of various constituents, (iv) Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the cases in general, (v) the length of time the Company will operate under the Chapter 11 Cases, (vi) risks associated with third party motions in the Chapter 11 Cases, which may interfere with the Company’s ability to consummate the transactions contemplated by the Asset Purchase Agreement, (vii) the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations, (viii) the ability to operate the Company’s business and consummate the transactions contemplated by the plan of reorganization, (ix) the transactions contemplated by that certain Debtor-in-Possession Credit and Security Agreement, dated as of May 17, 2017, by and among the Company, certain of its wholly-owned direct and indirect subsidiaries, as borrowers, and Jansan Acquisition, LLC as lender and the plan of reorganization being subject to closing conditions, which conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control; (x) increased legal costs to execute the Company’s reorganization, and other risks and uncertainties, (xi) the Company’s ability to maintain contracts, trade credit and other customer, joint venture partner and/or vendor relationships that are essential to the Company’s operations, and (xii) the Company’s ability to retain key executives and employees, and (xiii) the factors discussed in the section entitled “Risk Factors” in the Company’s Form 10-K for the fiscal year ended December 31, 2015 and its Form 10-Q for the quarterly period ended July 1, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KATY INDUSTRIES, INC.

Dated: August 22, 2017	/s/ Robert W. Zimmer
	By:	Robert W. Zimmer
	Its:	Chief Financial Officer